Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended June 30, 2024, of Intelligent Bio Solutions Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Spiro Sakiris, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

September 18, 2024

/s/ Spiro Sakiris
Spiro Sakiris
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Intelligent Bio Solutions Inc. and will be retained by Intelligent Bio Solutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.